SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:          February 3, 1999



                                MATTEL, INC.
                                ------------
           (Exact name of registrant as specified in its charter)


         Delaware                  001-05647                        95-1567322
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
 of incorporation)                  File No.)              Identification No.)




333 Continental Boulevard, El Segundo, California                   90245-5012
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code              (310) 252-2000
                                                  ----------------------------

                                   N/A
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       (Former name or former address, if changed since last report)

Item 5.         Other Events
-------         ------------

                On February 2, 1999, the Company announced that results for the full-year 1998 were in line with reduced expectations cited in a December 14, 1998 press release.

                Income for the year ended December 31 totaled $363.8 million or $1.20 per share, before a previously announced, after-tax charge of $27 million or $0.09 per share related to a voluntary recall of certain Power Wheels ride-on vehicles and an additional one-time, after-tax charge of $4 million or $0.01 per share. This second charge, incurred in the fourth quarter, is related to an expected settlement of litigation stemming from a Federal Trade Commission action involving Toys "R" Us. Earnings for the full year 1997 were $499.5 million or $1.65 per share before charges.

                Net sales for 1998 were $4.782 billion, down 1 percent from $4.835 billion in 1997.

                Net income for the 1998 fourth quarter totaled $63.8 million or $0.21 per share, before the $0.01 charge, down from $195.1 million or $0.64 per share in the 1997 quarter. Net sales for the 1998 fourth quarter were $1.543 billion, down from $1.613 billion in 1997.

                U.S. revenues were down 2 percent for the year, and international volume was down 1 percent in U.S. dollars and up 1 percent in local currency.


                Note:

                Forward-looking statements included in this release with respect to the financial condition, results of operations and business of the Company, which include, but are not limited to sales levels, the Mattel and Tyco restructuring charge, special charges, other non-recurring charges, cost savings and profitability, are subject to certain risks and uncertainties that could cause actual results to differ materially from those set forth in such statements. These include without limitation: the Company's dependence on the timely development, introduction and customer acceptance of new products; significant changes in buying patterns of major customers; possible weaknesses of international markets; the impact of competition on revenues and margins; the Company's ability to successfully integrate the operations of The Learning Company following its merger into the Company; the effect of currency fluctuations on reportable income; unanticipated negative results of litigation, governmental proceedings or environmental matters; and other risks and uncertainties as may be detailed from time to time in the Company's public announcements and SEC filings.

                                        MATTEL, INC. AND SUBSIDIARIES
                                    CONSOLIDATED STATEMENTS OF OPERATIONS

                                                           FOR THE                       FOR THE
                                                      THREE MONTHS ENDED               YEAR ENDED
                                                  -------------------------     -------------------------
                                                    Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,
(In thousands, except per share amounts)              1998           1997           1998         1997 (a)
----------------------------------------          -----------   -----------     ----------      ---------
Net Sales                                         $ 1,543,082   $ 1,613,093     $4,781,892     $4,834,616
  Cost of sales                                       760,992       795,018      2,418,899      2,434,616
                                                  -----------    ----------     ----------     ----------
Gross Profit                                          782,090       818,075      2,362,993      2,400,000

  Advertising and promotion expenses                  351,844       300,569        813,293        779,139
  Other selling and administrative expenses           289,104       220,192        882,127        796,952
  Amortization of intangibles                          13,761         7,932         41,929         32,179
  Special charge (b)                                    6,000             -         44,000              -
  Integration/restructuring costs (c)                       -             -              -        275,000
  Other (income) expense, net                          (2,981)       (4,968)         5,748          1,518
                                                  -----------    ----------     ----------     ----------
Operating Profit                                      124,362       294,350        575,896        515,212
  Interest expense                                     41,158        27,348        110,833         90,130
                                                  -----------    ----------     ----------     ----------
Income Before Income Taxes                             83,204       267,002        465,063        425,082
  Provision for income taxes                           23,658        71,873        132,799        135,288
                                                  -----------    ----------     ----------     ----------
Income Before Extraordinary Item                       59,546       195,129        332,264        289,794
  Extraordinary item, net of tax                            -             -              -         (4,610)
                                                  -----------    ----------     ----------     ----------
Net Income                                             59,546       195,129        332,264        285,184
  Less: dividends on convertible preferred stock        1,990         1,990          7,960         10,505
                                                  -----------    ----------     ----------     ----------
Net Income Applicable to Common Shares            $    57,556    $  193,139     $  324,304     $  274,679
                                                  ===========    ==========     ==========     ==========

Income Per Share - Basic
   Income Before Extraordinary Item, Net of Tax   $      0.20    $     0.66     $     1.11     $     0.96
   Extraordinary Item - Debt Retirement                     -             -              -          (0.01)
                                                  -----------    ----------     ----------     ----------
   Net Income Per Share - Basic                   $      0.20    $     0.66     $     1.11     $     0.95
                                                  ===========    ==========     ==========     ==========

Average Number of Common Shares
  Outstanding - Basic                                 287,630       290,962        291,481        290,450
                                                  ===========    ==========     ==========     ==========

Income Per Share - Diluted (d)(e)
   Income Before Extraordinary Item, Net of Tax   $      0.20    $     0.64     $     1.10     $     0.94
   Extraordinary Item - Debt Retirement                     -             -              -          (0.01)
                                                  -----------    ----------     ----------     ----------
   Net Income Per Share - Diluted                 $      0.20    $     0.64     $     1.10     $     0.93
                                                  ===========    ==========     ==========     ==========

Average Number of Common and Common
  Equivalent Shares Outstanding - Diluted             290,399       306,053        303,243        295,653
                                                  ===========    ==========     ==========     ==========


                                 MATTEL, INC. AND SUBSIDIARIES
                             CONDENSED CONSOLIDATED BALANCE SHEETS


                                                    Dec. 31,       Dec. 31,
(In thousands)                                        1998           1997
--------------                                    -----------    -----------
ASSETS
  Cash                                            $   212,454    $   694,947
  Accounts receivable, net                            983,050      1,091,416
  Inventories                                         584,358        428,844
  Prepaid expenses and other current assets           277,948        246,529
                                                  -----------    -----------
    Total current assets                            2,057,810      2,461,736

  Property, plant and equipment, net                  736,457        601,597
  Other assets                                      1,467,898        740,458
                                                  -----------    -----------
    Total Assets                                  $ 4,262,165    $ 3,803,791
                                                  ===========    ===========


LIABILITIES AND SHAREHOLDERS' EQUITY
  Short-term borrowings                           $   134,006    $    17,468
  Current portion of long-term liabilities             33,518         13,659
  Accounts payable and accrued liabilities            944,434        939,562
  Income taxes payable                                205,253        202,735
                                                  -----------    -----------
    Total current liabilities                       1,317,211      1,173,424

  Senior notes                                        400,000        100,000
  Medium-term notes                                   540,500        520,500
  Long-term debt                                       43,007         55,036
  Other long-term liabilities                         141,249        132,761
  Shareholders' equity                              1,820,198      1,822,070
                                                  -----------    -----------
    Total Liabilities and Shareholders' Equity    $ 4,262,165    $ 3,803,791
                                                  ===========    ===========

(a) Consolidated results are restated for the March 1997 merger with Tyco Toys, Inc.
(b) For the year ended December 1998, represents a one-time charge related to a voluntary recall of Power Wheels brand ride-on vehicles.  The related tax benefit of
    $11 million is included in the provision for income taxes.  For the quarter and year ended December 1998, represents a one-time charge in connection with the
    Toys R Us-related antitrust litigation settlement.  The related tax benefit of
    $2 million is included in the provision for income taxes.
(c) Represents a nonrecurring charge for transaction, integration and restructuring costs related to the Tyco merger.  The related tax benefit of $65 million is included in the provision for income taxes.
(d) Diluted income per share for the year ended December 1998 was $1.20 per share, after absorbing  $0.11 per share related to the amortization of intangibles, before the $0.09 per share effect of a one-time charge of $27 million after taxes related to a voluntary recall of Power Wheels brand ride-on vehicles, and the $0.01 per share effect of a nonrecurring charge of $4 million after-tax settlement in connection with the Toys R Us-related antitrust litigation.
(e) Diluted income per share for the year ended December 1997 was $1.65 per share, after absorbing $0.09 per share related to the amortization of intangibles, before the $0.71 per share effect of the merger-related nonrecurring charge of
    $210 million after taxes.

                               SIGNATURES
                               ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MATTEL, INC.
                                              Registrant

                                              By: /s/ Lee B. Essner
                                                  -------------------------
                                                  Lee B. Essner
                                                  Assistant General Counsel
                                                  and Assistant Secretary
        Date: February 3, 1999
        ----------------------
